MML SERIES INVESTMENT FUND
MML American Funds International Fund
Supplement dated November 7, 2022 to the
Prospectus dated May 1, 2022 and the
Summary Prospectus dated May 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective November 4, 2022 (the “Termination Date”), the MML American Funds International Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation for the MML Series Investment Fund, approved by the Shareholders of the Fund. The liquidation proceeds of the Fund were distributed to the appropriate Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company separate accounts invested in the Fund on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8086-22-03
AFI-22-02